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                                                                   Exhibit 10.18

                     INSTRUMENT OF ASSUMPTION OF LIABILITIES

      This Instrument of Assumption of Liabilities dated as of December 29, 1999 is made by Intrinsix Canada Co., a Nova Scotia unlimited company (the "Buyer"), in favor of Telexis Corp., a corporation continued under the laws of Canada (the "Seller"). All capitalized words and terms used in this Instrument of Assumption of Liabilities and not defined herein shall have the respective meanings ascribed to them in the Asset Purchase Agreement dated as of December 29, 1999, among the Seller and the Buyer (the "Agreement").

      WHEREAS, pursuant to the Agreement, the Seller has agreed to sell, transfer, convey, assign and deliver to the Buyer substantially all of the assets and business associated with the Seller's Business referred to in the Agreement; and

      WHEREAS, in partial consideration therefor, the Agreement requires the Buyer to assume certain of the liabilities of the Seller;

      NOW, THEREFORE, in consideration of the mutual promises set forth in the Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, the Buyer hereby agrees as follows:

      1. The Buyer hereby assumes and agrees to perform, pay and discharge all of the Assumed Liabilities.

      2. Notwithstanding the foregoing, the Buyer does not assume or agree to perform, pay or discharge, and the Seller shall remain unconditionally liable for, all obligations, liabilities and commitments, fixed or contingent, of the Seller other than the Assumed Liabilities.

      3. Nothing contained herein shall require the Buyer to perform, pay or discharge any liability, obligation or commitment expressly assumed by the Buyer herein so long as the Buyer in good faith contests or causes to be contested the amount or validity thereof, subject, however, to the provisions of Paragraph 6 below.

      4. Nothing herein shall be deemed to deprive the Buyer of any defenses, set-offs or counterclaims which the Seller may have had or which the Buyer shall have with respect to any of the obligations, liabilities and commitments hereby assumed (the "Defenses and Claims"). The Seller hereby transfers, conveys and assigns to the Buyer all Defenses and Claims and agrees to cooperate with the Buyer to maintain, secure, perfect and enforce such Defenses and Claims, including the signing of any documents, the giving of any testimony or the taking of any such other action as is reasonably requested by the Buyer in connection with such Defenses and Claims.

      5. It is expressly understood and agreed that all liabilities, obligations and commitments not assumed hereunder by the Buyer pursuant to Paragraph 1 above shall remain the sole obligation of the Seller and its respective successors and assigns.
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      6. The Buyer agrees to indemnify and hold harmless the Seller from and against all claims, damages, losses, liabilities, costs and expenses, including without limitation reasonable attorneys' fees, with respect to the failure of the Buyer to pay, discharge or otherwise satisfy or perform, when due, the liabilities, obligations and commitments hereby assumed by the Buyer.

      7. The Buyer, by its execution of this Instrument of Assumption of Liabilities, and the Seller, by its acceptance of this Instrument of Assumption of Liabilities, each hereby acknowledges and agrees that neither the representations and warranties nor the rights, obligations or remedies of either party under the Agreement shall be deemed to be enlarged, modified or altered in any way by such execution and acceptance of this instrument.

      IN WITNESS WHEREOF, the Buyer and the Seller have caused this instrument to be duly executed under seal as of the date first above written.

                                    INTRINSIX CANADA CO.


                                    By: /s/ Jim Gobes
                                        -----------------------

                                    Title: President
                                           ---------------------

ACCEPTED:

TELEXIS CORP.


By: /s/ Andre Rancourt
    ----------------------------------

Title: Vice-President Finance and CFO
       -------------------------------


By: /s/ David Rothwell
    ----------------------------------

Title: VP & GM
       -------------------------------